Exhibit 99.2

THE BANK OF NEW YORK MELLON CORPORATION
Financial Trends

Notes:

On July 1, 2007, The Bank of New York Company, Inc. (“The Bank of New York”) and Mellon Financial Corporation (“Mellon”) merged into The Bank of New York Mellon Corporation (“The Bank of New York Mellon” or “BNY Mellon”), with BNY Mellon being the surviving entity.

The results prior to the consummation of the merger, reflect the sum of The Bank of New York and Mellon’s historical results, but do not include the pro forma impact of purchase accounting adjustments. Combined results for the periods prior to the merger (2006, 1Q07, 2Q07) are presented on a pre-tax basis only. Average common equity and average goodwill/intangibles are not disclosed for the periods prior to the merger due to the impact of the merger on these line items. The business segment results are presented on a pre-tax basis for all periods and reflect actions taken to report consistent transfer pricing and cost allocation methodologies as well as intercompany eliminations between The Bank of New York and Mellon.

Summations may not equal due to rounding. As a result of this rounding convention, immaterial differences may exist between the segment trends data versus the segment trends data filed on Form 10-Q.

The following transactions/changes have impacted the reporting of our results:

On June 30, 2009, we adopted discontinued operations accounting for Mellon United National Bank (MUNB) located in Miami, Florida. Previously, the financial results were included in the Other segment. Only the financial results for all periods of 2008 and 2009 have been restated.

On January 1, 2009, we adopted FAS 160, which resulted in a reclassification of minority interest to equity from other liabilities on the balance sheet and to noncontrolling interest from other expense on the income statement.

During the first quarter of 2009, we moved the financial results of the Execution business from the Clearing Services segment to the Other segment. Historical segment results have been restated to reflect these changes.

On June 3, 2008, we completed the sale of Mellon 1st Business Bank, National Association (N.A.). We moved the financial results from the Wealth Management segment to the Other segment. Historical segment results have been restated to reflect these changes.

On December 20, 2007, we acquired the remaining 50% interest in the ABN AMRO Mellon joint venture. The financial results are included in the Asset Servicing segment.

On October 1, 2006, The Bank of New York acquired the JPMorgan Chase Corporate Trust business in exchange for our retail and regional middle market banking businesses. Results of the Corporate Trust business are included in the Issuer Services segment.

The following items have impacted the reporting of our results:

Investment Write-downs – Impacted total revenue levels in the fourth quarter of 2007, full year of 2008, and the first and second quarters of 2009.

The TARP preferred dividends and related redemption premium impacted the fourth quarter of 2008, and the first and second quarters of 2009.

The FDIC Special Assessment of all depository institutions impacted the second quarter of 2009.

Restructuring charge – Recorded charges in the fourth quarter of 2008 and first and second quarters of 2009 related to the 4% global workforce reduction.

SILO/LILO/Tax settlement charges – Incurred charges in the second and third quarters of 2008, while the second quarter of 2009 contains the benefit of final tax settlements.

Merger & integration/Intangible amortization expenses – Both expense categories increased beginning in the second/third quarters of 2007 as a result of The Bank of New York/Mellon merger.

Support agreement charges – Recorded a $163 million pre-tax charge in the fourth quarter of 2008 and a $726 million pre-tax charge in the third quarter of 2008 (minor amounts recorded in the fourth quarter of 2007, first and second quarters of 2008 and the first and second quarters of 2009).

All of these items are detailed in the trends that follow.

Discontinued Operations Accounting:

The income/(loss) and average assets from discontinued operations accounting have not been allocated to any segment.

Average Assets:

In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference. Consolidated average assets include average assets of discontinued operations.

Return on Common and Tangible Common Equity/Pretax Operating Margin:

Ratios are presented for continuing operations basis only. Quarterly return on common and tangible common equity ratios are annualized.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 10 Quarter Trend

(dollar amounts in millions unless otherwise noted;	2007				2008				2009
presented on an FTE basis)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr (a)	3rd Qtr (a), (b)	4th Qtr (b), (c)	1st Qtr	2nd Qtr (d), (e)
Revenue:
Securities servicing fees
Asset servicing (f)	$647	$703	$723	$816	$903	$873	$808	$786	$609	$671
Issuer services	371	415	436	438	376	444	477	388	364	372
Clearing services	275	288	301	308	263	264	259	279	253	250

Total securities servicing fees	1,293	1,406	1,460	1,562	1,542	1,581	1,544	1,453	1,226	1,293
Asset and wealth management fees	801	856	854	887	842	844	792	657	609	611
Performance fees	49	63	(3)	62	20	16	3	44	7	26
Foreign exchange & other trading	182	176	238	305	259	308	385	510	307	237
Treasury services	116	121	122	121	124	129	129	132	125	132
Distribution and servicing	84	83	95	113	98	110	107	106	111	107
Financing-related fees	63	69	51	52	47	51	44	44	48	54
Investment Income	83	96	46	86	50	85	58	54	(9)	52
Other	84	77	89	65	82	28	37	67	15	9

Total fee revenue	2,755	2,947	2,952	3,253	3,064	3,152	3,099	3,067	2,439	2,521
Securities gains (losses)	2	1	(9)	(191)	(73)	(152)	(162)	(1,241)	(295)	(256)

Total fee and other revenue	2,757	2,948	2,943	3,062	2,991	3,000	2,937	1,826	2,144	2,265
Net interest revenue	558	592	674	757	749	392	686	1,054	779	704

Total revenue	3,315	3,540	3,617	3,819	3,740	3,392	3,623	2,880	2,923	2,969
Provision for credit losses	(12)	(18)	—	20	14	13	23	54	59	61
Noninterest expenses (excl. M&I expenses, FDIC special assessment and intangible amortization) (f)	2,244	2,442	2,356	2,498	2,357	2,471	3,090	2,649	2,105	2,155

Income before taxes and extraordinary (loss) (excl. M&I expenses, FDIC special assessment and intangible amortization)	1,083	1,116	1,261	1,301	1,369	908	510	177	759	753
FDIC special assessment	—	—	—	—	—	—	—	—	—	61
Amortization of intangible assets	40	40	131	131	119	123	118	113	107	108
Merger & integration expense	23	163	218	124	126	149	111	97	68	59

Income before taxes, noncontrolling interest and extraordinary (loss)	1,020	913	912	1,046	1,124	636	281	(33)	584	525
Income taxes			266	343	373	327	(26)	(121)	173	24

Income before noncontrolling interest and extraordinary (loss)			646	703	751	309	307	88	411	501
Net income attributable to noncontrolling interest			(4)	(3)	(9)	(6)	(4)	(5)	(1)	2
Extraordinary (loss) on consolidation of commercial paper conduit, net of tax			—	(180)	—	—	—	(26)	—	—
Redemption charge and preferred dividends			—	—	—	—	—	(33)	(47)	(236)

Net income from continuing operations			$642	$520	$742	$303	$303	$24	$363	$267

EPS from continuing operations (g)			$0.67	$0.67	$0.72	$0.35	$0.32	$0.09	$0.35	$0.26
Market value of assets under management at period-end (in billions)	$1,025	$1,082	$1,106	$1,121	$1,105	$1,113	$1,067	$928	$881	$926
Market value of assets under custody and administration at period-end (in trillions)	$21.1	$22.2	$22.7	$23.1	$23.1	$23.0	$22.4	$20.2	$19.5	$20.7
Market value of securities on loan at period-end (in billions)	$661	$678	$663	$633	$660	$588	$470	$326	$293	$290
Pre-tax operating margin
GAAP-before extraordinary (loss)			25%	27%	30%	19%	8%	—%	20%	18%
Non-GAAP adjusted (h)			35%	37%	38%	37%	39%	43%	33%	31%
Return on tangible common equity (annualized):
GAAP-before extraordinary (loss)			33.2%	33.0%	35.4%	18.5%	18.9%	6.5%	28.8%	18.4%
Non-GAAP adjusted (h)			39.0%	40.8%	40.7%	45.9%	50.2%	61.3%	43.9%	23.8%
Return on common equity (annualized)
GAAP-before extraordinary (loss)			8.9%	9.5%	10.1%	4.3%	4.3%	0.8%	5.8%	4.0%
Non-GAAP adjusted (h)			11.8%	13.1%	12.7%	13.2%	14.2%	16.8%	10.5%	6.5%
Non-U.S. percent of revenue (FTE) (i)			30%	33%	33%	33%	32%	31%	29%	31%

(a)	The second and third quarters of 2008 include SILO/LILO/tax settlement charges which reduced net interest revenue (FTE) by $377 million and $112 million, respectively. See pages 4 and 5 for additional details.

(b)	The third and fourth quarters of 2008 include support agreement charges of $726 million and $163 million, respectively.

(c)	The fourth quarter of 2008 includes a $181 million restructuring charge.

(d)	The second quarter of 2009 contains $134 million of tax benefits related to the final LILO/SILO tax settlement.

(e)	The second quarter of 2009 included a $196.5 million after-tax charge related to the repurchase of TARP.

(f)	In the second quarter of 2009, global custodian out-of-pocket expense related to client reimbursement was reclassified from sub-custodian expense to asset servicing revenue. The reclassification totaled $7 million, $9 million, $3 million and $4 million for the first, second, third and fourth quarters of 2007; $4 million, $10 million, $4 million and $4 million for the first, second, third and fourth quarters of 2008; and $- million in the first quarter of 2009.

(g)	Excludes the impact of merger & integration expenses.

(h)	Calculated excluding M&I expenses, SILO/LILO/tax settlements, investment write-downs, FDIC special assessment, discrete tax benefit, support agreement charges, restructuring charges, and intangible amortization expenses.

(i)	Calculated excluding the SILO/LILO/tax settlements and investment write-downs.

Note:	See pages 3 through 6 for additional details of revenue/expense items impacting continuing operations.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 10 Quarter Trend

FEE AND OTHER REVENUE

	2007				2008				2009
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Securities servicing fees
Asset servicing (a)	$647	$703	$723	$816	$903	$873	$808	$786	$609	$671
Issuer services	371	415	436	438	376	444	477	388	364	372
Clearing services	275	288	301	308	263	264	259	279	253	250

Total securities servicing fees	1,293	1,406	1,460	1,562	1,542	1,581	1,544	1,453	1,226	1,293
Asset and wealth management fees	801	856	854	887	842	844	792	657	609	611
Performance fees	49	63	(3)	62	20	16	3	44	7	26
Foreign exchange & other trading	182	176	238	305	259	308	385	510	307	237
Treasury services	116	121	122	121	124	129	129	132	125	132
Distribution and servicing	84	83	95	113	98	110	107	106	111	107
Financing-related fees	63	69	51	52	47	51	44	44	48	54
Investment Income	73	86	37	75	41	74	47	45	(17)	44
Other	84	77	89	65	82	28	37	67	15	9

Total fee revenue (non-FTE)	2,745	2,937	2,943	3,242	3,055	3,141	3,088	3,058	2,431	2,513
Securities gains (losses)	2	1	(9)	(191)	(73)	(152)	(162)	(1,241)	(295)	(256)

Total fee and other revenue (non-FTE)	2,747	2,938	2,934	3,051	2,982	2,989	2,926	1,817	2,136	2,257
FTE impact	10	10	9	11	9	11	11	9	8	8

Total fee and other revenue (FTE)	$2,757	$2,948	$2,943	$3,062	$2,991	$3,000	$2,937	$1,826	$2,144	$2,265
Fee and other revenue as a percentage of total revenue, excluding the investment write-downs and SILO/LILO charges (FTE)	83%	83%	81%	81%	80%	80%	80%	74%	76%	78%
Market value of assets under management at period-end (in billions)	$1,025	$1,082	$1,106	$1,121	$1,105	$1,113	$1,067	$928	$881	$926
Market value of assets under custody and administration at period-end (in trillions)	$21.1	$22.2	$22.7	$23.1	$23.1	$23.0	$22.4	$20.2	$19.5	$20.7
Market value of securities on loan at period-end (in billions)	$661	$678	$663	$633	$660	$588	$470	$326	$293	$290
S&P 500 Index - period-end	1421	1503	1527	1468	1323	1280	1166	903	798	919
S&P 500 Index - daily average	1424	1496	1490	1496	1353	1371	1252	916	809	891

(a)	In the second quarter of 2009, global custodian out-of-pocket expense related to client reimbursement was reclassified from sub-custodian expense to asset servicing revenue. The reclassification totaled $7 million, $9 million, $3 million and $4 million for the first, second, third and fourth quarters of 2007; $4 million, $10 million, $4 million and $4 million for the first, second, third and fourth quarters of 2008; and $- million in the first quarter of 2009.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS

Average Balances and Interest Rates

	Quarter Ended
	September 30, 2007			December 31, 2007		March 31, 2008		June 30, 2008
(dollar amounts in millions)	Average balance	Average rates		Average balance	Average rates	Average balance	Average rates	Average balance	Average rates
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$34,461	4.83%		$37,107	4.75%	$38,658	4.28%	$43,361	3.82%
Interest-bearing deposits with Federal Reserve bank
Other Short Term Investment (FRB)	—	—		—	—	—	—	—	—
Federal funds sold and securities under resale agreements	5,504	5.26		7,096	4.66	8,191	3.15	6,736	2.21
Margin loans	5,293	6.29		5,313	5.74	5,258	4.47	5,802	3.36
Non-margin loans:
Domestic offices	27,044	5.17		28,527	4.95	27,885	4.37	26,550	(1.97	) (b)
Foreign offices	13,180	5.50		13,269	5.02	13,881	4.55	13,281	3.97

Total non-margin loans	40,224	5.28		41,796	4.97	41,766	4.43	39,831	0.01	(b)
Securities
U.S. government obligations	401	4.59		502	4.18	397	3.52	542	3.08
U.S. government agency obligations	11,671	5.56		11,761	5.27	10,613	4.78	10,433	4.29
Obligations of states and political subdivisions	734	6.55		724	6.58	681	7.64	654	5.74
Other securities	33,361	5.69		33,972	5.44	35,840	5.26	32,755	5.22
Trading securities	1,872	3.95		2,351	5.35	1,459	5.36	1,918	3.74

Total securities	48,039	5.60		49,310	5.40	48,990	5.18	46,302	4.93

Total interest-earning assets	133,521	5.32		140,622	5.08	142,863	4.55	142,032	3.02	(b)
Allowance for credit losses	(303)			(332)		(297)		(295)
Cash and due from banks	5,013			5,663		5,789		5,356
Other assets	45,597			47,034		49,782		46,504
Discontinued Operations						2,653		2,400

Total Assets	$183,828			$192,987		$200,790		$195,997

Liabilities and total equity
Interest-bearing liabilities:
Money market rate accounts	$17,204	3.38%		$16,190	2.74%	$12,577	1.67%	$12,869	0.98%
Savings	793	3.09		802	2.72	902	1.89	971	1.50
Certificates of deposit of $100,000 & over	3,025	5.37		2,547	5.37	2,313	3.91	2,116	2.60
Other time deposits	1,392	6.32		1,374	6.13	8,300	2.45	6,335	1.88
Foreign offices	58,456	3.78		65,365	3.38	67,914	2.85	71,641	2.22

Total interest-bearing deposits	80,870	3.79		86,278	3.36	92,006	2.67	93,932	2.03
Federal funds purchased and securities under repurchase agreements	4,655	4.29		3,956	3.89	4,138	2.14	3,791	1.02
Other borrowed funds	2,790	4.90		3,079	2.41	3,343	3.50	2,840	3.21
Borrowings from FRB Related to ABCP	—	—		—	—	—	—	—	—
Payables to customers and broker-dealers	5,316	3.54		5,226	3.12	4,942	1.94	5,550	1.32
Long-term debt	14,767	5.47		15,510	5.29	17,125	4.51	16,841	3.58

Total interest-bearing liabilities	108,398	4.06		114,049	3.60	121,554	2.91	122,954	2.21
Total noninterest-bearing deposits	26,466			28,449		25,726		24,300
Other liabilities	20,295			21,353		21,169		17,707
Discontinued Operations						2,653		2,400
Total Shareholders’ Equity	28,669			29,136		29,551		28,507
Noncontrolling interest						137		129

Total liabilities and shareholders’ equity	$183,828			$192,987		$200,790		$195,997

Net interest margin - Taxable equivalent basis		2.02	% (a)		2.16%		2.09%		1.11%
Net interest margin - Excluding the SILO/LILO charge									2.17%

(a)	Includes the reduction in net interest revenue of $22 million related to a required recalculation of the yield on leveraged leases under SFAS 13 that resulted from the merger.

(b)	Excluding the SILO/LILO charge, the rates on Domestic office loans, Non-margin loans and Interest-earning assets were 3.33%, 3.46% and 4.08%, respectively.

Note:	Interest and average rates were calculated on a taxable equivalent basis, at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS

Average Balances and Interest Rates (continued)

	Quarter Ended
	September 30, 2008		December 31, 2008		March 31, 2009		June 30, 2009
(dollar amounts in millions)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$43,999	3.90%	$78,680	2.65%	$56,505	1.56%	$56,917	1.19%
Interest-bearing deposits with Federal Reserve bank	—	—	—	—	23,192	0.37	6,338	0.25
Other Short Term Investment (FRB)	954	2.95	8,378	3.05	1,269	3.15	—	—
Federal funds sold and securities under resale agreements	7,019	1.97	4,050	1.32	2,310	0.81	2,899	1.29
Margin loans	5,764	3.27	4,885	2.35	4,219	1.63	4,134	1.62
Non-margin loans:
Domestic offices	25,932	1.60 (c)	28,233	2.70	21,630	2.91	20,740	3.18
Foreign offices	13,739	3.71	15,208	3.73	13,109	2.56	12,155	2.21

Total non-margin loans	39,671	2.33 (c)	43,441	3.06	34,739	2.78	32,895	2.82
Securities
U.S. government obligations	679	3.03	762	2.73	787	2.50	1,679	1.67
U.S. government agency obligations	10,894	4.33	11,438	4.29	12,063	3.74	14,748	3.74
Obligations of states and political subdivisions	701	7.44	941	7.73	767	6.71	710	6.92
Other securities	30,590	5.42	26,916	5.95	29,848	4.47	34,766	2.85
Trading securities	1,791	2.76	2,148	3.96	1,728	2.86	2,179	2.50

Total securities	44,655	5.04	42,205	5.38	45,193	4.22	54,082	3.10

Total interest-earning assets	142,062	3.69 (c)	181,639	3.36	167,427	2.37	157,265	2.16
Allowance for credit losses	(329)		(334)		(378)		(426)
Cash and due from banks	7,796		5,806		4,824		3,412
Other assets	46,937		54,499		45,880		45,975
Discontinued operations	2,361		2,352		2,366		2,307

Total Assets	$198,827		$243,962		$220,119		$208,533

Liabilities and total equity
Interest-bearing liabilities:
Money market rate accounts	$11,785	0.88%	$18,274	0.53%	$18,563	0.10%	$19,037	0.10%
Savings	979	0.93	1,013	0.64	1,165	0.61	1,070	0.44
Certificates of deposit of $100,000 & over	1,928	2.19	1,812	2.43	1,479	1.11	942	1.00
Other time deposits	5,393	1.99	5,052	1.34	5,574	0.55	4,190	0.48
Foreign offices	65,931	2.19	69,575	1.12	75,202	0.31	73,657	0.14

Total interest-bearing deposits	86,016	1.99	95,726	1.04	101,983	0.30	98,896	0.16
Federal funds purchased and securities under repurchase agreements	4,816	1.18	5,738	0.27	1,839	0.09	2,485	(0.46)
Other borrowed funds	3,303	2.31	3,558	2.13	3,785	1.57	2,756	1.04
Borrowings from FRB Related to ABCP	954	2.25	8,378	2.25	1,269	2.25	—	—
Payables to customers and broker-dealers	5,910	1.19	5,570	0.62	3,797	0.20	4,901	0.13
Long-term debt	15,993	3.62	15,467	3.79	15,493	2.72	16,793	2.35

Total interest-bearing liabilities	116,992	2.15	134,437	1.41	128,166	0.64	125,831	0.46
Total noninterest-bearing deposits	32,953		51,729		43,051		32,852
Other liabilities	18,396		26,601		18,523		18,578
Discontinued Operations	2,361		2,352		2,366		2,307
Total Shareholders’ Equity	27,996		28,771		27,978		28,934
Noncontrolling interest	129		72		35		31

Total liabilities and total equity	$198,827		$243,962		$220,119		$208,533

Net interest margin - Taxable equivalent basis		1.92%		2.32%		1.87%		1.80%
Net interest margin - Excluding the SILO/LILO charge		2.24%

(c)	Excluding the SILO/LILO charge, the rates on Domestic office loans, Non-margin loans and Interest-earning assets were 3.71%, 3.80% and 4.01%, respectively.

Note:	Interest and average rates were calculated on a taxable equivalent basis, at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 10 Quarter Trend

NONINTEREST EXPENSE

	2007				2008				2009
(dollar amounts in millions)	1st Qtr	2nd Qtr (c)	3rd Qtr (d)	4th Qtr	1st Qtr (e)	2nd Qtr (f)	3rd Qtr (f), (g)	4th Qtr (f),(g),(h)	1st Qtr	2nd Qtr
Staff:
Compensation (a)	$739	$754	$764	$758	$803	$818	$836	$785	$732	$740
Incentives	327	362	347	443	365	385	241	256	247	241
Employee benefits	191	187	169	164	190	200	171	139	190	172

Total staff	1,257	1,303	1,280	1,365	1,358	1,403	1,248	1,180	1,169	1,153
Professional, legal and other purchased services (a)	245	253	241	272	238	259	251	273	237	237
Net occupancy	135	172	144	145	128	138	163	141	139	142
Distribution and servicing	132	141	127	133	130	131	133	123	107	106
Software	72	77	91	78	79	88	78	86	81	93
Sub-custodian and clearing (b)	94	113	113	119	74	93	84	84	66	91
Furniture and equipment	78	80	80	82	79	78	80	86	77	76
Business development	58	72	56	72	65	75	62	76	44	49
Other	173	231	224	232	206	206	991	600	185	208

Subtotal	$2,244	$2,442	$2,356	$2,498	$2,357	$2,471	$3,090	$2,649	$2,105	$2,155
FDIC special assessment	—	—	—	—	—	—	—	—	—	61
Amortization of intangible assets	40	40	131	131	119	123	118	113	107	108
Merger & integration expense:
The Bank of New York Mellon Corporation	12	151	205	111	121	146	107	97	68	59
Acquired Corporate Trust Business	11	12	13	13	5	3	4	—	—	—

Total noninterest expense	$2,307	$2,645	$2,705	$2,753	$2,602	$2,743	$3,319	$2,859	$2,280	$2,383
Employees at period-end (i)	n/a	n/a	40,600	42,500	42,200	42,700	42,900	42,500	41,700	41,800

(a)	In the second quarter of 2009, certain temporary/consulting expenses were reclassified from professional, legal and other purchased services to staff expense. The reclassification totaled $16 million, $19 million, $35 million and $33 million for the first, second, third and fourth quarters of 2008 and $24 million in the first quarter of 2009.

(b)	In the second quarter of 2009, global custodian out-of-pocket expense related to client reimbursement was reclassified from sub-custodian expense to asset servicing revenue. The reclassification totaled $7 million, $9 million, $3 million and $4 million for the first, second, third and fourth quarters of 2007; $4 million, $10 million, $4 million and $4 million for the first, second, third and fourth quarters of 2008; and $- million in the first quarter of 2009.

(c)	The second quarter of 2007 includes a $46 million charge for the early redemption of junior subordinated debentures, $30 million for exit costs associated with excess office space and a $5 million litigation reserve charge.

(d)	The third quarter of 2007 includes a $32 million write-off of the remaining interests in a hedge fund manager sold in 2006.

(e)	The first quarter of 2008 includes a $25 million write-down of seed capital investments related to a former affiliated hedge fund manager.

(f)	The second, third and fourth quarters of 2008 include $22 million, $24 million and $4 million, respectively, of charges for credit monitoring related to lost tapes.

(g)	The third and fourth quarters of 2008 include support agreement charges of $726 million and $163 million, respectively.

(h)	The fourth quarter of 2008 includes a $181 million restructuring charge.

(i)	Represents full time employees.

n/a - Information not available on a combined basis.

THE BANK OF NEW YORK MELLON CORPORATION

ASSETS UNDER MANAGEMENT/ CUSTODY AND ADMINISTRATION / SECURITIES LENDING - 10 Quarter Trend

	2007				2008				2009
(dollar amounts in billions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Market value of assets under management at period-end (in billions)
Institutional	$652	$691	$682	$671	$636	$625	$585	$445	$394	$425
Mutual Funds	273	290	323	349	373	393	384	400	413	421
Private Client	100	101	101	101	96	95	98	83	74	80

Total market value of assets under management	1,025	1,082	1,106	1,121	1,105	1,113	1,067	928	881	926
Composition of assets under management at period-end
Equity	42%	42%	41%	41%	40%	38%	36%	29%	27%	31%
Money Market	22%	23%	25%	26%	29%	31%	34%	43%	45%	43%
Fixed Income	21%	20%	19%	20%	18%	18%	20%	18%	19%	17%
Alternative investments and overlay	15%	15%	15%	13%	13%	13%	10%	10%	9%	9%

Total	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
Market value of assets under custody and administration at period-end (in trillions)	$21.1	$22.2	$22.7	$23.1	$23.1	$23.0	$22.4	$20.2	$19.5	$20.7
Market value of securities on loan at period-end	$661	$678	$663	$633	$660	$588	$470	$326	$293	$290
Market Indices
S&P 500 Index - period-end (a)	1421	1503	1527	1468	1323	1280	1166	903	798	919
S&P 500 Index - daily average	1424	1496	1490	1496	1353	1371	1252	916	809	891
FTSE 100 Index (a)	6308	6608	6467	6457	5702	5626	4902	4434	3926	4249
FTSE 100 Index-daily average	6265	6534	6366	6455	5891	5979	5359	4270	4040	4258
NASDAQ Composite Index (a)	2422	2603	2702	2652	2279	2293	2092	1577	1529	1835
Lehman Brothers Aggregate Bond Index (a)	231	228	246	258	281	270	256	275	262	280
MSCI EAFE Index (a)	2148	2262	2300	2253	2039	1967	1553	1237	1056	1307
NYSE Volume (in billions)	124	128	146	135	159	141	180	181	161	151
NASDAQ Volume (in billions)	124	134	137	137	149	135	145	148	136	152
(a)	Period end

THE BANK OF NEW YORK MELLON CORPORATION

ASSETS UNDER MANAGEMENT NET FLOWS - 10 Quarter Trend

	2007				2008				2009
(dollar amounts in billions )	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Market value of assets under management at beginning of period	$1,011	$1,025	$1,082	$1,106	$1,121	$1,105	$1,113	$1,067	$928	$881
Net Flows
Long-term	(3)	6	2	(20)	(6)	(8)	(6)	(22)	(1)	(17)
Money market	5	17	27	39	29	21	14	28	(11)	(2)

Total net inflows (a)	2	23	29	19	23	13	8	6	(12)	(19)
Net Market appreciation/(depreciation)	12	34	(5)	(4)	(39)	(6)	(54)	(137)	(35)	64
Acquisitions/other	—	—	—	—	—	1	—	(8)	—	—

Market value of assets under management at end of period	$1,025	$1,082	$1,106	$1,121	$1,105	$1,113	$1,067	$928	$881	$926

(a)	Net flows from the first quarter and second quarters of 2007 represent Legacy Mellon flows only.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

ASSET MANAGEMENT - 10 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2007				2008				2009
	1st Qtr	2nd Qtr	3rd Qtr (a)	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Revenue:
Asset and wealth management
Mutual funds	276	291	307	323	323	340	328	297	263	266
Institutional clients	320	351	331	342	304	290	265	193	181	175
Private clients	43	46	47	47	45	47	43	35	32	31

Total asset and wealth management	639	688	685	712	672	677	636	525	476	472
Performance fees	49	63	(3)	62	20	16	3	44	7	26
Distribution and servicing	82	82	89	104	86	99	93	93	92	90
Other fee revenue (b)	16	31	(26)	10	(26)	4	(45)	(100)	(96)	(59)

Total fee and other revenue	786	864	745	888	752	796	687	562	479	529
Net interest revenue (expense)	6	(6)	(4)	18	15	11	10	43	16	9

Total revenue	792	858	741	906	767	807	697	605	495	538
Noninterest expenses (ex. intangible amortization and support agreement charges)	509	540	538	556	557	528	489	478	412	419

Income before taxes (ex. intangible amortization and support agreement charges)	283	318	203	350	210	279	208	127	83	119
Support agreement charges	—	—	—	—	—	5	328	2	(14)	—
Amortization of intangible assets	13	13	70	70	62	68	64	61	55	55

Income before taxes	270	305	133	280	148	206	(184)	64	42	64
Average assets	$5,358	$5,318	$13,482	$13,495	$13,238	$13,410	$13,286	$13,135	$12,636	$12,377
Market value of assets under management at period-end (in billions) (c)	$950	$1,006	$1,028	$1,044	$1,029	$1,040	$995	$862	$818	$860
Pre-tax operating margin
GAAP	34%	36%	18%	31%	19%	26%	-26%	11%	8%	12%
Non-GAAP adjusted (d)	36%	37%	27%	39%	27%	34%	-17%	21%	20%	22%

(a)	The third quarter of 2007 includes a $32 million charge related to the write-off of the value of the remaining interest in a legacy Mellon hedge fund manager that was disposed of in 2006.

(b)	Includes investment write-downs of $9 million and $1 million in the third and fourth quarters of 2007, $24 million, $1 million, $3 million and $51 million in the first, second, third and fourth quarters of 2008, $34 million and $45 million of the first and second quarters 2009.

(c)	Includes amounts subadvised for/by other segments.

(d)	Excluding support agreement charges, investment write-downs and intangible amortization, pre-tax operating margin (Non-GAAP) was 38% for the fourth quarter of 2007, 29%, 35%, 30% and 27% for the first, second, third and fourth quarters of 2008, respectively, and 22% and 28% for the first and second quarter of 2009, respectively.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

WEALTH MANAGEMENT - 10 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2007				2008					2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr		4th Qtr	1st Qtr	2nd Qtr
Revenue:
Asset and wealth management	148	153	151	157	153	150	141		119	122	128
Securities servicing fees - Asset servicing	4	4	3	5	6	6	7		8	7	6
Other fee revenue	—	(1)	2	5	7	5	15		7	12	6

Total fee and other revenue	152	156	156	167	166	161	163		134	141	140
Net interest revenue (expense)	43	44	41	42	46	48	50		56	50	49

Total revenue	195	200	197	209	212	209	213		190	191	189
Provision for credit losses	—	—	—	—	—	(1)	1		—	—	—
Noninterest expenses (ex. intangible amortization and support agreement charges)	136	141	139	142	142	142	140		141	128	135

Income before taxes (ex. intangible amortization and support agreement charges)	59	59	58	67	70	68	72		49	63	54
Support agreement charges	—	—	—	—	—	—	15		—	—	—
Amortization of intangible assets	1	—	14	14	13	13	14		14	11	11

Income before taxes	58	59	44	53	57	55	43		35	52	43
Average loans	$3,799	$4,083	$4,133	$4,342	$4,390	$4,816	$5,231		$5,309	$5,388	$5,684
Average assets	$6,884	$6,841	$9,964	$9,858	$10,496	$10,254	$9,801		$9,632	$9,611	$9,131
Average deposits	$6,388	$6,352	$7,589	$7,469	$7,993	$7,782	$7,318		$7,131	$7,058	$6,628
Market value of total client assets at period-end (in billions) (a)	$158	$162	$170	$170	$164	$162	$158		$139	$132	$142
Pre-tax operating margin
GAAP	30%	30%	22%	25%	27%	26%	20%		18%	27%	23%
Non-GAAP adjusted (excluding intangible amortization)	30%	30%	29%	32%	33%	33%	27	% (b)	26%	33%	29%

(a)	Includes assets under management, before amounts subadvised by/for other segments, of $66 billion and $69 billion in the first and second quarters of 2009; of $84 billion, $81 billion, $77 billion and $69 billion in the first, second, third and fourth quarters of 2008; of $84 billion, $85 billion, $86 billion and $86 billion in the first, second, third and fourth quarters of 2007.

(b)	Excluding support agreement charges, pre-tax operating margin (Non-GAAP) was 34% for the third quarter of 2008.

Note:	On June 3, 2008, we completed the sale of Mellon 1st Business Bank, National Association (N.A.); the financial results have been moved from the Wealth Management segment to the Other segment. Historical segment results have been restated to reflect these changes.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

ASSET SERVICING - 10 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2007				2008						2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr		4th Qtr		1st Qtr	2nd Qtr
Revenue:
Securities servicing fees - Asset servicing (a)	616	674	692	781	863	830	774		746		583	642
Foreign Exchange and other trading activities	112	125	161	206	200	224	261		366		199	206
Other fee revenue	53	61	56	53	44	36	47		25		48	45

Total fee and other revenue	781	860	909	1,040	1,107	1,090	1,082		1,137		830	893
Net interest revenue (expense)	155	180	195	225	222	213	240		411		249	211

Total revenue	936	1,040	1,104	1,265	1,329	1,303	1,322		1,548		1,079	1,104
Noninterest expenses (ex. intangible amortization and support agreement charges) (a)	688	741	756	811	737	821	826		834		699	716

Income before taxes (ex. intangible amortization and support agreement charges)	248	299	348	454	592	482	496		714		380	388
Support agreement charges	—	—	—	3	14	(14)	381		160		6	(15)
Amortization of intangible assets	3	3	6	6	7	5	6		6		7	9

Income before taxes	245	296	342	445	571	491	109		548		367	394
Average loans (b)	$6,881	$7,645	$7,996	$8,719	$8,967	$7,284	$8,538		$10,376		$5,743	$4,744
Average assets	$37,922	$40,843	$44,043	$48,462	$52,468	$54,763	$57,795		$71,455		$65,153	$58,289
Average deposits	$34,286	$37,339	$38,065	$42,446	$46,092	$48,436	$51,492		$64,500		$57,084	$50,583
Pre-tax operating margin
GAAP	26%	28%	31%	35%	43%	38%	8%		35%		34%	36%
Non-GAAP adjusted (excluding intangible amortization)	26%	29%	32%	36%	43%	38%	9	%(d)	36	%(d)	35%	37%
MEMO:
Securities lending revenue	$65	$99	$110	$167	$245	$202	$155		$187		$90	$97
Market value of securities on loan at period-end (in billions) (c)	$661	$678	$663	$633	$660	$588	$470		$326		$293	$290

(a)	In the second quarter of 2009, global custodian out-of-pocket expense related to client reimbursement was reclassified from sub-custodian expense to asset servicing revenue. The reclassification totaled $7 million, $9 million, $3 million and $4 million for the first, second, third and fourth quarters of 2007; $4 million, $10 million, $4 million and $4 million for the first, second, third and fourth quarters of 2008; and $- million in the first quarter of 2009.

(b)	Loan balances are primarily related to Broker-Dealer Services business within Asset Servicing.

(c)	Represents the total amount of securities on loan (both cash and non-cash) managed by the Asset Servicing segment.

(d)	Excluding support agreement charges, pre-tax operating margin (Non-GAAP) was 38% in third quarter and 46% in the fourth quarter of 2008.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

ISSUER SERVICES - 10 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2007				2008				2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr (a)	3rd Qtr (a)	4th Qtr (a)	1st Qtr	2nd Qtr
Revenue:
Securities servicing fees - Issuer services	371	415	436	438	374	443	475	392	363	373
Other fee revenue	37	25	24	19	33	36	54	44	41	37

Total fee and other revenue	408	440	460	457	407	479	529	436	404	410
Net interest revenue (expense)	125	158	159	175	153	176	170	211	200	185

Total revenue	533	598	619	632	560	655	699	647	604	595
Provision for credit losses	—	—	—	—	—	—	—	—	—	—
Noninterest expenses (ex. intangible amortization)	291	297	291	324	318	347	349	318	297	303

Income before taxes (ex. intangible amortization)	242	301	328	308	242	308	350	329	307	292
Amortization of intangible assets	17	17	20	21	20	20	21	20	21	20

Income before taxes	225	284	308	287	222	288	329	309	286	272
Average assets	$17,848	$25,619	$30,771	$32,729	$32,227	$35,167	$34,264	$38,987	$50,855	$52,152
Average deposits	$13,574	$21,392	$26,186	$28,293	$27,632	$30,557	$29,546	$34,294	$45,963	$47,293
Pre-tax operating margin
GAAP	42%	47%	50%	45%	40%	44%	47%	48%	47%	46%
Non-GAAP adjusted (excluding intangible amortization)	45%	50%	53%	49%	43%	47%	50%	51%	51%	49%

(a)	The second, third and fourth quarters of 2008 include $22 million, $24 million and $4 million, respectively, of charges for credit monitoring related to lost tapes.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

CLEARING SERVICES - 10 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2007				2008				2009
	1st Qtr	2nd Qtr	3rd Qtr (a)	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Revenue:
Securities servicing fees -Clearing services	224	239	243	249	250	259	254	277	249	248
Other fee revenue	31	33	67	44	53	64	63	72	72	66

Total fee and other revenue	255	272	310	293	303	323	317	349	321	314
Net interest revenue (expense)	74	74	77	78	75	75	75	96	82	87

Total revenue	329	346	387	371	378	398	392	445	403	401
Provision for credit losses	—	—	—	—	—	—	—	—	—	—
Noninterest expenses (ex. intangible amortization)	238	256	269	260	263	291	282	268	252	256

Income before taxes (ex. intangible amortization)	91	90	118	111	115	107	110	177	151	145
Amortization of intangible assets	6	6	6	6	6	6	8	6	7	7

Income before taxes	85	84	112	105	109	101	102	171	144	138
Average loans	$6,668	$7,195	$6,847	$6,660	$6,629	$7,263	$7,384	$6,735	$5,927	$5,918
Average assets	$14,279	$14,725	$15,049	$15,813	$16,408	$17,395	$18,471	$21,128	$18,600	$17,014
Pre-tax operating margin
GAAP	26%	24%	29%	28%	29%	25%	26%	38%	36%	34%
Non-GAAP adjusted (excluding intangible amortization)	28%	26%	30%	30%	30%	27%	28%	40%	37%	36%

(a)	The third quarter of 2007 includes a $27 million ($28 million of fee revenue net of $1 million of related incentive expense) settlement received for the early termination of a contract in 2005.

Note:	During the first quarter of 2009, we moved the financial results of the Execution business from the Clearing Services segment to the Other segment.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

TREASURY SERVICES - 10 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2007				2008				2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Revenue:
Treasury services	110	114	114	118	121	125	125	129	121	128
Other fee revenue	103	104	110	125	106	130	137	101	118	67

Total fee and other revenue	213	218	224	243	227	255	262	230	239	195
Net interest revenue (expense)	135	131	140	161	182	153	158	233	158	155

Total revenue	348	349	364	404	409	408	420	463	397	350
Provision for credit losses	—	—	—	—	—	—	—	—	—	—
Noninterest expenses (ex. intangible amortization)	195	206	196	201	205	203	202	204	195	199

Income before taxes (ex. intangible amortization)	153	143	168	203	204	205	218	259	202	151
Amortization of intangible assets	—	—	7	7	7	7	6	7	6	7

Income before taxes	153	143	161	196	197	198	212	252	196	144
Average loans	$12,588	$13,191	$13,716	$14,331	$15,344	$15,606	$14,671	$16,040	$13,612	$12,937
Average assets	$19,731	$20,146	$21,166	$21,902	$24,153	$21,227	$22,384	$34,585	$28,761	$24,861
Average deposits	$16,061	$16,650	$17,772	$18,092	$20,056	$17,316	$18,397	$30,052	$24,867	$20,321
Pre-tax operating margin
GAAP	44%	41%	44%	49%	48%	49%	50%	54%	49%	41%
Non-GAAP adjusted (excluding intangible amortization)	44%	41%	46%	50%	50%	50%	52%	56%	51%	43%

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

OTHER - 10 Quarter Trend

(dollar) amounts in millions unless otherwise noted; presented on an FTE basis)	2007				2008				2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr (b)	3rd Qtr (b)	4th Qtr (c)	1st Qtr	2nd Qtr
Revenue:
Total fee and other revenue (a)	162	138	139	(26)	29	(104)	(103)	(1,022)	(270)	(216)
Net interest revenue (expense)	20	11	66	58	56	(284)	(17)	4	24	8

Total revenue	182	149	205	32	85	(388)	(120)	(1,018)	(246)	(208)
Provision for credit losses	(12)	(18)	—	20	14	14	22	54	59	61
Noninterest expenses (ex. intangible amortization and merger & integration expense)	187	261	167	201	121	148	78	244	130	142

Income before taxes and extraordinary (loss) (ex. intangible amortization and merger & integration expense)	7	(94)	38	(189)	(50)	(550)	(220)	(1,316)	(435)	(411)
Amortization of intangible assets	—	1	8	7	4	4	(1)	(1)	—	(1)
FDIC special assessment	—	—	—	—	—	—	—	—	—	61
Merger & integration expenses	23	163	218	124	126	149	111	97	68	59

Income before taxes and extraordinary (loss)	(16)	(258)	(188)	(320)	(180)	(703)	(330)	(1,412)	(503)	(530)
Average loans	$12,101	$11,710	$12,825	$13,057	$11,694	$10,664	$9,611	$9,866	$8,288	$7,746
Average assets	$40,337	$42,998	$49,353	$50,728	$51,800	$43,781	$42,826	$55,040	$34,503	$34,709
Average deposits	$14,423	$14,719	$17,724	$18,427	$15,959	$14,141	$12,216	$11,478	$10,062	$6,923

(a)	Total fee and other revenue includes investment write-downs of $190 million for the fourth quarter of 2007; $51 million, $151 million, $156 million, $1,176 million for the first, second, third and fourth quarters of 2008; $316 million and $209 million in the first and second quarters of 2009.

(b)	The second and third quarter of 2008 include SILO/LILO charges which reduced net interest revenue by $377 million and $112 million, respectively.

(c)	The fourth quarter of 2008 includes a restructuring charge of $181 million.

Note:	The Other segment primarily includes the results of leasing operations, corporate treasury activities, business exits and corporate overhead. On June 3, 2008, we completed the sale of Mellon 1st Business Bank, National Association (N.A.); the financial results have been moved from the Wealth Management segment to the Other segment. During the first quarter of 2009, the financial results of the Execution business have been moved from the Clearing Services segment to the Other segment. Historical segment results have been restated to reflect these changes.

On June 30, 2009, we adopted discontinued operations accounting for Mellon United National Bank (MUNB) located in Miami, Florida. Previously, the financial results were included in the Other segment. Only the financial results for all periods of 2008 and 2009 have been restated.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	Asset Management			Wealth Management			Asset Servicing			Issuer Services
	2008	2007	2006	2008	2007	2006	2008	2007	2006	2008	2007	2006
Revenue:
Securities servicing fees
Asset servicing	124	99	72	27	16	10	3,213	2,763	2,246	23	—	—
Issuer services	—	—	—	—	—	—	1	—	—	1,684	1,660	1,091
Clearing services	14	12	9	—	—	—	—	—	29	—	—	7

Total securities servicing fees	138	111	81	27	16	10	3,214	2,763	2,275	1,707	1,660	1,098
Asset and wealth management	2,510	2,724	2,138	563	609	567	—	—	—	—	—	—
Performance fees	83	171	393	—	—	—	—	—	—	—	—	—
Foreign exchange & other trading	20	14	9	14	3	—	1,051	604	471	72	37	28
Treasury services	—	—	—	3	3	—	8	11	8	1	—	—
Distribution and service fees	371	357	278	4	1	4	10	2	—	—	1	—
Financing-related fees	13	8	—	4	8	8	14	40	54	—	—	—
Investment Income	(82)	(10)	19	—	—	—	—	—	—	—	—	—
Other	(178)	(83)	(39)	9	(9)	(2)	130	170	114	71	66	37

Total fee revenue	2,875	3,292	2,879	624	631	587	4,427	3,590	2,922	1,851	1,764	1,163
Securities gains (losses)	(78)	(9)	—	—	—	—	(11)	—	—	—	1	—

Total fee and other revenue	2,797	3,283	2,879	624	631	587	4,416	3,590	2,922	1,851	1,765	1,163
Net interest revenue (expense)	79	14	1	200	170	174	1,086	755	573	710	617	334

Total revenue	2,876	3,297	2,880	824	801	761	5,502	4,345	3,495	2,561	2,382	1,497
Provision for credit losses	—	—	—	—	—	—	—	—	—	—	—	—
Noninterest expenses (ex. M&I expenses and intangible amortization)	2,387	2,143	1,891	580	558	532	3,759	2,999	2,647	1,332	1,203	835

Income before taxes and extraordinary (loss) (ex. M&I expenses and intangible amortization)	489	1,154	989	244	243	229	1,743	1,346	848	1,229	1,179	662
Amortization of intangible assets	255	166	32	54	29	—	24	18	35	81	75	18
Merger & integration expense	—	—	—	—	—	—	—	—	—	—	—	—

Income before taxes, noncontrolling interest and extraordinary (loss)	234	988	957	190	214	229	1,719	1,328	813	1,148	1,104	644

Average loans	$—	$—	$—	$4,938	$4,089	$3,825	$8,795	$7,810	$5,853	$—	$—	$—
Average assets	$13,267	$9,413	$3,571	$10,044	$8,387	$6,444	$59,150	$42,818	$35,377	$35,169	$26,742	$11,083
Average deposits	$—	$—	$—	$7,554	$6,950	$6,040	$52,659	$38,034	$31,163	$30,515	$22,361	$8,871

Market value of assets under management at period-end (in billions)	$862	$1,044	$934	$66	$77	$77	$—	$—	$—	$—	$—	$—

Market value of assets under custody and administration at period-end (in billions)	$3	$4	$3	$70	$85	$71	$20,086	$22,988	$19,906	$—	$—	$—

Market value of securities on loan at period-end (in billions)	$—	$—	$—	$—	$—	$—	$325	$633	$607	$—	$—	$—

Pre-tax operating margin (GAAP)	8%	30%	33%	23%	27%	30%	31%	31%	23%	45%	46%	43%
Pre-tax operating margin (ex. intangible amortization) - non-GAAP	17%	35%	34%	30%	30%	30%	32%	31%	24%	48%	49%	44%
Pre-tax operating margin - non-GAAP (a)	30%	35%	34%	31%	30%	30%	42%	31%	24%	48%	49%	44%

MEMO:
Securities lending revenue							789	441	290

(a)	Excludes M&I expenses, the SILO/LILO/tax settlements, support agreement charges, restructuring charges, investment write-downs and intangible amortization expense.

Note:	See pages 9-15 for details of revenue/expense items impacting respective segment results.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	Clearing Services			Treasury Services			Other			Consolidated Results
	2008	2007	2006	2008	2007	2006	2008	2007	2006	2008	2007	2006
Revenue:
Securities servicing fees
Asset servicing	—	—	—	6	13	—	(23)	(2)	1	3,370	2,889	2,329
Issuer services	—	—	—	—	—	—	—	—	—	1,685	1,660	1,091
Clearing services	1,040	955	825	—	—	—	11	205	2	1,065	1,172	872

Total securities servicing fees	1,040	955	825	6	13	—	(12)	203	3	6,120	5,721	4,292
Asset and wealth management	41	46	37	—	—	—	21	19	5	3,135	3,398	2,747
Performance fees	—	—	—	—	—	—	—	—	—	83	171	393
Foreign exchange & other trading	108	51	42	253	167	105	(56)	25	12	1,462	901	667
Treasury services	—	—	—	500	456	450	2	10	22	514	480	480
Distribution and service fees	—	—	—	36	14	4	—	—	(2)	421	375	284
Financing-related fees	2	2	—	157	176	211	(4)	1	22	186	235	295
Investment Income	—	—	—	50	66	50	279	255	605	247	311	674
Other	101	76	78	(25)	6	35	106	89	120	214	315	343

Total fee revenue	1,292	1,130	982	977	898	855	336	602	787	12,382	11,907	10,175
Securities gains (losses)	—	—	—	(3)	—	—	(1,536)	(189)	5	(1,628)	(197)	5

Total fee and other revenue (a)	1,292	1,130	982	974	898	855	(1,200)	413	792	10,754	11,710	10,180
Net interest revenue (expense) (b)	321	303	278	726	567	493	(241)	155	144	2,881	2,581	1,997

Total revenue (c)	1,613	1,433	1,260	1,700	1,465	1,348	(1,441)	568	936	13,635	14,291	12,177
Provision for credit losses	—	—	(4)	—	—	5	104	(10)	(19)	104	(10)	(18)
Noninterest expenses (ex. M&I expenses and intangible amortization)	1,104	1,023	910	814	798	804	591	816	849	10,567	9,540	8,468

Income before taxes and extraordinary (loss) (ex. M&I expenses and intangible amortization)	509	410	354	886	667	539	(2,136)	(238)	106	2,964	4,761	3,727
Amortization of intangible assets	26	24	21	27	14	1	6	16	13	473	342	120
Merger & integration expense	—	—	—	—	—	—	483	528	117	483	528	117

Income before taxes, noncontrolling interest and extraordinary (loss)	483	386	333	859	653	538	(2,625)	(782)	(24)	2,008	3,891	3,490
Average loans	$7,003	$6,843	$6,692	$15,415	$13,457	$13,186	$10,455	$12,423	$9,967	$46,606	$44,622	$39,523
Average assets	$18,358	$14,967	$16,436	$25,603	$20,736	$21,404	$48,232	$45,854	$51,044	$209,824	$168,916	$145,358
Average deposits	$—	$—	$—	$21,470	$17,144	$17,088	$13,441	$16,323	$17,096	$125,640	$100,812	$80,258
Market value of assets under management at period-end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$928	$1,121	$1,011
Market value of assets under custody and administration at period-end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$20,159	$23,077	$19,980
Market value of securities on loan at period-end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$325	$633	$607
Pre-tax operating margin (GAAP)	30%	27%	26%	51%	45%	40%	n/m	n/m	n/m	15%	27%	29%
Pre-tax operating margin (ex. intangible amortization) - non-GAAP	32%	29%	28%	52%	46%	40%	n/m	n/m	n/m	18%	30%	30%
Pre-tax operating margin - non-GAAP (d)	32%	29%	28%	52%	46%	40%	n/m	n/m	n/m	39%	35%	31%

(a)	Consolidated results include FTE impact of $36 million for 2006 and $40 million for both 2007 and 2008.

(b)	Consolidated results include FTE impact of $38 million for 2006 and $22 million for both 2007 and 2008.

(c)	Consolidated results include FTE impact of $74 million for 2006 and $62 million for both 2007 and 2008.

(d)	Excludes M&I expenses, the SILO/LILO/tax settlements, support agreement charges, restructuring charges, investment write-downs and intangible amortization expense.

Note: See pages 9-15 for details of revenue/expense items impacting respective segment results.

n/m - not meaningful

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 10 Quarter Trend

NONPERFORMING ASSETS

(dollar amounts in millions)	2007				2008				2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Loans:
Commercial real estate	$1	$1	$—	$40	$49	$106	$118	$124	$190	$58
Other residential mortgages	4	5	11	20	33	55	75	99	151	170
Commercial	15	16	18	39	50	52	65	60	65	82
Wealth Management	—	—	—	—	—	—	—	1	4	61
Foreign	9	6	6	87	78	60	1	—	2	1
Lease finance assets	1	1	—	—	—	—	—	—	—	—

Total nonperforming loans	30	29	35	186	210	273	259	284	412	372
Other assets owned	2	1	2	4	5	6	8	8	9	6
Total acquired property	—	—	—	—	—	—	—	—	—	—

Total nonperforming assets (a)	$32	$30	$37	$190	$215	$279	$267	$292	$421	$378

Nonperforming assets ratio	0.1%	0.1%	0.1%	0.4%	0.4%	0.6%	0.5%	0.7%	1.0%	1.0%
Allowance for loan losses/nonperforming loans	1,140.0	1,124.1	948.6	175.8	149.5	129.3	140.9	146.1	114.1	116.7
Allowance for loan losses/nonperforming assets	1,068.8	1,086.7	897.3	172.1	146.0	126.5	136.7	142.1	111.6	114.8
Total allowance for credit losses/nonperforming assets	1,893.3	1,879.3	1,457.1	265.6	231.9	178.0	190.7	186.3	135.7	141.4
Total allowance for credit losses/nonperforming assets	1,775.0	1,816.7	1,378.4	260.0	226.5	174.2	185.0	181.2	132.8	139.2

(a)	Nonperforming assets at June 30, 2009 excludes discontinued operations. Nonperforming assets for all prior periods includes discontinued operations.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 10 Quarter Trend

ALLOWANCE FOR CREDIT LOSSES, PROVISION AND NET CHARGE-OFFS

	2007				2008				2009
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Allowance for credit losses:
Allowance for loan losses	$343	$342	$326	$332	$327	$314	$353	$365	$415	$470
Allowance for lending-related commitments	234	226	219	178	167	173	133	129	114	89

Allowance at beginning of period	577	568	545	510	494	487	486	494	529	559

Net (charge-offs)/recoveries
Charge-offs	(5)	—	(37)	(37)	(14)	(14)	(27)	(27)	(51)	(54)
Recoveries	8	5	2	1	1	1	5	2	1	—

Total Net (charge-offs)/recoveries	3	5	(35)	(36)	(13)	(13)	(22)	(25)	(50)	(54)

Provision for credit losses (a)	(12)	(18)	—	20	16	25	30	60	80	61
Impact of Merger	—	(10)	—	—	—	—	—	—	—	—
Transfer to Discontinued Operations	—	—	—	—	—	—	—	—	—	(40)
Sale of Mellon 1st Business Bank	—	—	—	—	—	(13)	—	—	—	—
SFAS 159 Adoption	—	—	—	—	(10)	—	—	—	—	—

Allowance at end of period	568	545	510	494	487	486	494	529	559	526

Allowance for loan losses	$342	$326	$332	$327	$314	$353	$365	$415	$470	$434
Allowance for lending related-commitments	226	219	178	167	173	133	129	114	89	92

Allowance at end of period (a)	568	545	510	494	487	486	494	529	559	526

Allowance for loan losses as a percentage of total loans (b)	0.77%	0.72%	0.65%	0.64%	0.60%	0.70%	0.62%	0.96%	1.13%	1.14%

(a)	The allowance and provision for credit losses at June 30, 2009 excludes discontinued operations. The allowance and provision for credit losses for all prior periods include discontinued operations.
(b)	Excluding purchase accounting adjustments.